John Hancock Funds II

John Hancock Technical Opportunities Fund (the fund)

Supplement dated July 1, 2017 to the current Class A, Class C and Class I shares prospectus (the prospectus), as may be supplemented

Effective July 1, 2017, the Fees and expenses table and the Expense example table in the “Fund summary” section for the fund are revised and restated as follows:

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 to the prospectus - Intermediary sales charge waivers). More information about these and other discounts is available from your financial representative and on pages 18 to 19 of this prospectus under "Sales charge reductions and waivers" or pages 111 to 115 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	C	I
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I
Management fee[1]	0.80	0.80	0.80
Distribution and service (Rule 12b-1) fees	0.30	1.00	0.00
Other expenses	0.19	0.19	0.17
Total annual fund operating expenses	1.29	1.99	0.97

[1]"Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2017.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I
		Sold	Not Sold
1 year	625	302	202	99
3 years	889	624	624	309
5 years	1,172	1,073	1,073	536
10 years	1,979	2,317	2,317	1,190

In the “Fund details” section, under the heading “Who’s who — Investment adviser — Management fee,” the disclosure regarding the fund’s management fee schedule is modified as follows:

The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement), determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
All asset levels	0.800%*

*The fee schedule above became effective July 1, 2017.

You should read this Supplement in conjunction with the prospectus and retain it for your future reference.

John Hancock Funds II

John Hancock Technical Opportunities Fund (the fund)

Supplement dated July 1, 2017 to the Class NAV share prospectus (the prospectus), as may be supplemented

Effective July 1, 2017, the Fees and expenses table and the Expense example table in the “Fund summary” section for the fund are revised and restated as follows:

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	NAV
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee[1]	0.80
Other expenses	0.06
Total annual fund operating expenses	0.86

[1]"Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2017

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	88
3 years	274
5 years	477
10 years	1,061

Additionally, Effective July 1, 2017, the advisory fee schedule for the fund listed in “Appendix A: Schedule of Management Fees” of the prospectus is revised and restated as follows:

0.800% — at all asset levels*

* The fee schedule above became effective July 1, 2017.

You should read this Supplement in conjunction with the prospectus and retain it for your future reference.

John Hancock Funds II

John Hancock Technical Opportunities Fund (the fund)

Supplement dated July 1, 2017 to the Class 1 share prospectus (the prospectus), as may be supplemented

Effective July 1, 2017, the Fees and expenses table and the Expense example table in the “Fund summary” section for the fund are revised and restated as follows:

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	1
None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee[1]	0.80
Distribution and service (Rule 12b-1) fees	0.05
Other expenses [2]	0.06
Total annual fund operating expenses	0.91

[1]"Management fee” has been restated to reflect the contractual management fee schedule effective June 1, 2017.
[2] Transfer agency fees have been estimated for the first year of operations of the fund's Class 1 shares.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	93
3 years	290
5 years	504
10 years	1,120

Additionally, Effective July 1, 2017, the advisory fee schedule for the fund listed in “Appendix A: Schedule of Management Fees” of the prospectus is revised and restated as follows:

0.800% — at all asset levels*

* The fee schedule above became effective July 1, 2017.

You should read this Supplement in conjunction with the prospectus and retain it for your future reference.